[PHOTO OMITTED]

Global
Entertainment
Media

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                                [GRAPHIC OMITTED]

Global
Entertainment                                                    [PHOTO OMITTED]
Media                                                            Marc J. Gabelli

First Quarter Report - March 31, 1999
The Gabelli Global Interactive Couch Potato(R) Fund

                  --------------------------------------------
                                    * * * * *
                  --------------------------------------------
                  Mornigstar Rating(TM) of The Gabelli Global
                  Interactive Couch Potato(R) Fund was 5 stars
                    overall and for the three and five-year
                   periods ended 3/31/99 among 2947 and 1810
                      domestic equity funds, respectively.
                  --------------------------------------------

                  --------------------------------------------
                                #1 Global Fund!
                  --------------------------------------------
                     Ranked #1 by Lipper Inc. for the three
                   and five-year periods ended 3/31/99 among
                     149 and 83 global funds, respectively.
                  --------------------------------------------

To Our Shareholders,

      In the first quarter of 1999, telecommunications and media companies were global stock market leaders. While higher interest rates in the U.S. and diminished growth expectations in Europe restrained returns in many equity sectors, the telecommunications and media groups continued to be powered by deregulation, new and improving technologies, and consolidation.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Global Interactive Couch Potato Fund's (the "Fund") total return was 19.7%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 2.8% and 4.0%, respectively, over the same period. The Lipper average and Morgan Stanley World Free index are unmanaged indicators of investment and stock market performance. The Fund was up 33.9% over the trailing twelve-month period. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 3.4% and 11.4%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Interactive Couch Potato(R) Fund 7 among 229 global funds for the one year period ended March 31, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

--------------------------------------------------------------------------------
                           Interactive Couch Potato(R)

Interactive    (in' ter ak' tiv)    Having the capacity for communication flow
                                    in each direction.*

Couch          (kouch)              An appellation for the heavy user of
                                    television, depicted in the metaphor as
Potato         (po ta' to)          plopped before the television set like a
                                    vegetable with eyes. The term was coined in
               (pe ta' to)          the early 1980s by a group of Baby Boomers
                                    in the San Francisco area who playfully
                                    glorified their addiction to the tube.
                                    Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

* Source: NTC Mass Media Directory.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)

-----------------------------------------------------------------------------------------------------
                                                           Quarter
                                       ---------------------------------------------
                                         1st          2nd          3rd          4th         Year
                                         ---          ---          ---          ---         ----
-----------------------------------------------------------------------------------------------------
 1999: Net Asset Value ..............  $20.33           --           --           --           --
       Total Return .................   19.7%           --           --           --           --
-----------------------------------------------------------------------------------------------------
 1998: Net Asset Value ..............  $16.45       $17.39      $ 15.17       $16.99       $16.99
       Total Return .................   15.2%         5.7%       (12.8)%       21.4%        28.9%
-----------------------------------------------------------------------------------------------------
 1997: Net Asset Value ..............  $11.79       $13.72      $ 15.02       $14.28       $14.28
       Total Return .................    0.3%        16.4%         9.5%        10.9%        41.7%
-----------------------------------------------------------------------------------------------------
 1996: Net Asset Value ..............  $12.57       $13.40      $ 13.22       $11.75       $11.75
       Total Return .................    7.3%         6.6%        (1.3)%       (0.3)%       12.5%
-----------------------------------------------------------------------------------------------------
 1995: Net Asset Value ..............  $10.62       $11.28      $ 12.30       $11.72       $11.72
       Total Return .................    3.6%         6.2%         9.0%        (1.8)%       17.9%
-----------------------------------------------------------------------------------------------------
 1994: Net Asset Value ..............  $ 9.90       $ 9.97      $ 10.54       $10.25       $10.25
       Total Return .................   (1.0)%(b)      0.7%         5.7%        (2.8)%        2.5%(b)
-----------------------------------------------------------------------------------------------------

-------------------------------------------
Average Annual Returns - March 31, 1999 (a)
-------------------------------------------
1 Year.........................   33.9%
5 Year.........................   24.6%
Life of Fund (b)...............   23.6%
-------------------------------------------

                     Dividend History
----------------------------------------------------------
Payment (ex) Date       Rate Per Share  Reinvestment Price
-----------------       --------------  ------------------
December 28, 1998           $1.385            $16.56
December 31, 1997           $2.370            $14.28
December 31, 1996           $1.436            $11.75
December 29, 1995           $0.363            $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

      For the five-year period ended March 31, 1999, the Fund's total return averaged 24.6% annually versus average annual total returns of 12.9% and 15.6% for the Lipper Global Fund Average and Morgan Stanley World Free Index, respectively. Since inception on February 7, 1994 through March 31, 1999, the Fund had a cumulative total return of 197.2%, which equates to an average annual total return of 23.6%.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1999.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

                         United States            52.6%
                         Europe                   25.8%
                         Canada                   10.1%
                         Japan                     6.0%
                         Cash                      3.4%
                         Asia/Pacific Rim          2.1%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

                          PORTFOLIO STRUCTURE - 3/31/99

                         Distributions            63.8%
                         Copyright/Creativity     36.2%

COMMENTARY

      Telecommunications and media stocks shrugged off higher U.S. interest rates and a disappointing European economy on their way to posting another strong quarter. Secular trends in the industry are proving more powerful than macroeconomic and market forces here in the U.S. and overseas. We expect this to continue as deregulation, technology and accelerating takeover activity alters the telecommunications and media landscape.

      AT&T's recent agreement with Time Warner is perhaps the best illustration of how the convergence of the computer, telephone and television is driving values. AT&T has agreed to pay Time Warner $1.50 per cable subscriber per month for exclusive access to its cable network this year. Over the next five years, this price escalates to $6.00 per cable subscriber per month. Why is access to Time Warner's cable infrastructure so valuable to AT&T? Because, combined with AT&T's existing cable properties (the former Tele-Communications Inc.'s network), the Time Warner cable systems would allow AT&T to sell local and long distance telephony, Internet access and home entertainment services to almost two-thirds of America's homes.

      On paper, this adds $12 billion of economic value to Time Warner's cable television business five years hence! This agreement has tremendous implications for cable holdings such as Cablevision Systems and Comcast, which despite the strong gains of recent years, may be dirt cheap at today's prices. We are not suggesting that AT&T will strike similar deals with these companies. The regulators may have some objections to the AT&T/Time Warner agreement, and most likely would not look favorably on AT&T monopolizing America's cable infrastructure.

      But, AT&T is not the only company hoping to offer more services to more customers. Virtually every major player in the telecommunications industry worldwide is looking for a way to offer a full menu of telephony, Internet and entertainment services to more people, whether it be through cable television lines, wireless systems or via technologically enhanced telephone wires. This is the gold rush of the next millennium and it has already started as we prepare to exit this millennium. What does this mean for creativity and content providers? It means a rapidly expanding global audience. Almost everyone from e-commerce retailers, to television or movie producers, to newspaper and magazine publishers will benefit from the ability to easily reach into more people's wallets worldwide.

      International telephone companies have not advanced toward their cable television colleagues yet, but they may begin following AT&T's lead. International telephone companies appear to be focusing on global alliances. We are hearing whispers that British Telecom and AT&T are considering investments in Japan Telecom. We think this kind of activity--the global extension of dominant telephone franchises--should continue to drive values in the telecommunications industry.

Three Cs and a T Add Up to Grade A Performance

      Our "three Cs" -- Cable television ("CATV"), Cable networks and Cellular telephone franchises--were on the performance honor roll this quarter. CATV stocks, including purer plays such as Cablevision Systems and Comcast, and cable loaded conglomerates, such as Rogers Communications and Time Warner, posted solid gains this quarter. Comcast's initial bid and AT&T's subsequent trumping bid for portfolio holding MediaOne Group ratcheted up cable subscriber values to approximately $4,000 per subscriber--up from roughly $2,500 per subscriber one year ago. With the aforementioned AT&T/Time Warner agreement demonstrating the strong demand for cable access, cable television company values may continue to escalate. Investors gave high marks to cable network companies Liberty Media Group (now a tracking stock of AT&T), Viacom and USA Networks. Cellular telephone operators AirTouch Communications, which was acquired by Vodafone, Western Wireless and Cellular Communications of Puerto Rico also connected. T is for telephone, which stands for Telephone & Data Systems, Japan Telecom, Telecom Italia, (being pursued by Olivetti and Deutsche Telekom), and Frontier Corp. (the former Rochester Telephone, which has received a bid from Bermuda-based Global Crossing), and rhymes with P for profits this quarter.

      Newspaper publishers United News & Media, United Newspapers plc, and NewsCorp delivered gains this quarter, but Tribune, Independent Newspapers, Central Newspapers and Scripps Howard were left at the curb. Group broadcasters Young Broadcasting and Ackerley were flat while Paxson Communications and Sinclair Broadcast Group suffered what we believe will be temporary technical difficulties.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

AirTouch Communications Inc. (ATI - $96.625 - NYSE), based in San Francisco, is the world's largest wireless communications provider. With more than 35 million total venture customers in 13 countries, AirTouch and its partners serve more than ten percent of the world's wireless subscribers. AirTouch will offer satellite communications in the future through its interest in the Globalstar satellite system. In April 1998, the company acquired MediaOne Group's (formerly US West Media Group) U.S. wireless interests in a deal valued at almost $6 billion. On January 15, 1999, Britain's largest cellular company, Vodafone Group plc (VOD - $187.75 - NYSE), signed a definitive merger agreement with ATI whereby Vodafone would acquire ATI for $97 per ATI share. Vodafone successfully topped Bell Atlantic's (BEL - $51.6875 - NYSE) $45 billion bid for AirTouch.

Cablevision Systems Corp. (CVC - $74.125 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Canal + (CNLP.PA - $293.11 - Paris Stock Exchange) is Europe's leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

Frontier Corp. (FRO - $51.875 - NYSE) is a telecommunications provider operating various business segments: the nation's fifth largest long distance company, a local telephone provider in and around Rochester, NY with one million lines, a CLEC with over 200,000 lines, a nationwide network leased long term from Qwest and a high-end web hosting business. Frontier has announced plans to merge with Global Crossing (GBLX - $46.25 -Nasdaq) in a stock for stock transaction for $62 per Frontier share if GBLX trades between $34.56 and $56.78 before the transaction is completed. Hamilton, Bermuda-based GBLX also will take on $1.3 billion in FRO debt. The acquisition of FRO is the latest step by GBLX toward becoming a worldwide phone company.

General Instrument Corp. (GIC - $30.3125 - NYSE) is a worldwide provider of integrated and interactive broadband access solutions and is advancing the convergence of the Internet, telecommunications and video entertainment industries. GIC has approximately 60% of the set-top cable box market. The company's new boxes will have high-speed modems that allow subscribers to surf the web, get email, play games, order videos and make telephone calls.

Liberty Media Group (LMG'A - $52.625 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $79.8125 - NYSE) and are now traded on the New York Stock Exchange.

Rogers Communications Inc. (RG - $18.125 - NYSE) provides cellular service and digital personal communications services ("PCS") through its interest in Rogers Cantel Mobile Communications. The company also offers cable television and video services through Rogers Cablesystems and radio and television broadcasting, publishing, and new media businesses through Rogers Multi-media. We believe the company is likely to participate in the concentration of the North American cable television industry.

Seagram Co. (VO - $50.00 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal and Seagram's Gin. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $35.8125 - Nasdaq).

Telecom Italia SpA (TIT.MI - $10.62 - Milan Stock Exchange) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator as well as the largest mobile operator in Europe through its 60% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks. The company is currently the subject of a takeover battle between Deutsche Telekom and Olivetti.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 -Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

USA Networks Inc. (USAI - $35.8125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $83.3125 - AMEX; VIA'B - $83.9375 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in 1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Vivendi (EX.PA - $246.04 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Western Wireless Corp. (WWCA - $36.25 - Nasdaq) provides wireless communications services in the U.S. to over 1,000 customers through its ownership and operation of cellular and personal communications services ("PCS") systems. Western Wireless owns cellular licenses covering 7.7 million people primarily in rural areas in the western U.S. The company's 80.1% -owned PCS subsidiary, VoiceStream Wireless, has PCS licenses covering 63 million people primarily in urban markets. In February, the company announced its intention to separate VoiceStream from its cellular operations. Separation is expected to occur during the second quarter of 1999.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Proposal to Shareholders

      The Fund's Board of Directors has asked shareholders to consider a proposal to amend the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares. We believe that this proposal would benefit the shareholders, and we urge you to give the proposal your careful consideration.

      For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      During the quarter, portfolio returns exceeded our expectations. We do not expect such generous returns every quarter, but we remain confident that selected telecommunications and media stocks should continue to be among the market's leading long term performers.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,

             /s/ Marc J. Gabelli                /s/ Ivan Arteaga

             Marc J. Gabelli                    Ivan Arteaga, CFA
             Portfolio Manager                  Associate Portfolio Manager

April 30, 1999

         --------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------

         Liberty Media Group                  Cablevision Systems Corp.
         Rogers Communications Inc.           USA Networks Inc.
         Vivendi                              General Instrument Corp.
         Viacom Inc.                          Canal +
         Seagram Co.                          Western Wireless Corp.
         --------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                       Market
  Shares                                                               Value
  ------                                                               -----
            COMMON STOCKS - 97.3%
            Broadcasting - 8.8%
  55,000    Ackerley Group Inc. ................................. $    931,563
  40,000    Audiofina ...........................................    1,597,783
 100,000    Flextech plc+ .......................................    1,276,105
  64,000    Granada Group plc ...................................    1,296,607
   6,115    NRJ SA ..............................................    1,227,908
  96,400    Paxson Communications Corp.+ ........................      825,425
 130,000    Tokyo Broadcasting System Inc. ......................    1,652,030
  27,500    Young Broadcasting Inc., Cl. A+ .....................    1,254,688
                                                                   -----------
                                                                    10,062,109
                                                                   -----------
            Business Services - 4.9%
  10,000    Berlitz International Inc.+ .........................      226,250
  22,000    Vivendi .............................................    5,412,817
                                                                   -----------
                                                                     5,639,067
                                                                   -----------
            Cable - 7.6%
  60,000    Cablevision Systems Corp., Cl. A+ ...................    4,447,500
  45,000    Jones Intercable Inc., Cl. A+ .......................    1,774,688
  20,000    MediaOne Group Inc.+ ................................    1,270,000
  15,000    NTL Inc.+ ...........................................    1,220,625
                                                                   -----------
                                                                     8,712,813
                                                                   -----------
            Communications Equipment - 5.2%
 100,000    General Instrument Corp.+ ...........................    3,031,250
  12,500    Mannesmann AG .......................................    1,596,434
  50,000    Scientific-Atlanta Inc. .............................    1,362,500
                                                                   -----------
                                                                     5,990,184
                                                                   -----------
            Computer Hardware - 1.4%
  45,000    Apple Computer Inc.+ ................................    1,617,188
                                                                   -----------
            Computer Software and Services - 1.7%
  20,000    Oracle Corp.+ .......................................      527,500
  13,000    Softbank Corp. ......................................    1,457,738
                                                                   -----------
                                                                     1,985,238
                                                                   -----------
            Entertainment - 12.6%
 185,000    Liberty Media Group, Cl. A+ .........................    9,735,625
 280,000    Rank Group plc ......................................    1,022,660
 100,000    USA Networks Inc.+ ..................................    3,581,250
                                                                   -----------
                                                                    14,339,535
                                                                   -----------
            Entertainment Distribution - 0.5%
  20,000    GC Companies Inc.+ ..................................      628,750
                                                                   -----------
            Global Entertainment - 13.8%
  10,000    Canal Plus ..........................................    2,931,070
 180,000    EMI Group plc .......................................    1,287,970
 100,000    Seagram Co. .........................................    4,999,999
  20,000    Time Warner Inc. ....................................    1,421,250
  40,000    Viacom Inc., Cl. A+ .................................    3,332,500
  20,000    Viacom Inc., Cl. B+ .................................    1,678,750
                                                                   -----------
                                                                    15,651,539
                                                                   -----------
            Publishing - 6.3%
  63,500    Arnoldo Mondadori Editore SpA ....................... $    949,467
 200,000    Independent Newspapers Ltd. .........................      906,850
  75,000    Primedia Inc.+ ......................................    1,050,000
  40,000    Reader's Digest Association Inc., Cl. B .............    1,100,000
  95,000    Schibsted ASA .......................................    1,130,845
  20,000    Scripps (E.W.) Co. ..................................      885,000
 125,000    United News & Media plc .............................    1,190,547
                                                                   -----------
                                                                     7,212,709
                                                                   -----------
            Telecommunications - 23.6%
  20,000    AT&T Corp. ..........................................    1,596,250
  25,000    Bell Atlantic Corp. .................................    1,292,188
  40,000    Cable & Wireless plc, ADR ...........................    1,477,500
 250,751    Citizens Utilities Co., Cl. B+ ......................    1,943,320
     230    DDI Corp. ...........................................    1,087,562
  38,000    Frontier Corp. ......................................    1,971,250
 150,000    GST Telecommunications Inc.+ ........................    1,640,625
     115    Japan Telecom Co. Ltd. ..............................    1,650,764
   7,500    MetroNet Communications Corp., Cl. B, Nasdaq+ .......      412,500
  19,100    MetroNet Communications Corp., Cl. B, Toronto+ ......    1,051,087
  25,000    Portugal Telecom SA .................................    1,119,798
 175,500    Rogers Communications Inc., Cl. B+ ..................    3,179,468
  25,000    Telecom Italia SpA, ADR .............................    2,609,374
  48,000    Telefonica de Espana ................................    2,036,008
   2,525    Viag AG .............................................    1,392,687
  85,000    Viatel Inc.+ ........................................    2,422,500
                                                                   -----------
                                                                    26,882,881
                                                                   -----------
            Wireless Communications - 10.9%
  20,000    AirTouch Communications Inc.+ .......................    1,932,500
  70,200    Cellular Communications of Puerto Rico Inc.+ ........    1,895,400
      25    NTT Mobile Communication Network Inc. ...............    1,234,906
 127,000    Rogers Cantel Mobile Communications Inc., Cl. B+ ....    2,293,938
  45,000    Telephone & Data Systems Inc. .......................    2,542,500
  72,000    Western Wireless Corp., Cl. A+ ......................    2,610,000
                                                                   -----------
                                                                    12,509,244
                                                                   -----------
            TOTAL COMMON STOCKS .................................  111,231,257
                                                                   -----------

            PREFERRED STOCKS - 2.1%
            Broadcasting - 0.4%
 300,000    Village Roadshow Ltd., Pfd. .........................      492,569
                                                                   -----------
            Publishing - 1.7%
     500    Golden Books Family Entertainment Inc., 8.75% Cv. Pfd.+      2,563
  70,000    News Corp. Ltd., ADR Preference Shares ..............    1,925,000
                                                                   -----------
                                                                     1,927,563
                                                                   -----------
            TOTAL PREFERRED STOCKS ..............................    2,420,132
                                                                   -----------

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

Principal                                                              Market
 Amount                                                                Value
 ------                                                                -----

            CORPORATE BONDS - 0.2%
            Entertaiment - 0.2%
  $50,000   Savoy Pictures Entertainment Inc., Sub. Deb. Cv.
               7.00%, 07/01/03 .................................        49,563
  200,000   Viacom Inc. 8.00%, 07/07/06 ........................       205,000
                                                                  ------------
            TOTAL CORPORATE BONDS ..............................       254,563
                                                                  ------------
            U.S. GOVERNMENT OBLIGATIONS - 3.5%
4,054,000   U.S. Treasury Bills, 4.42% to 4.78++,
               due  04/22/99 to 06/17/99 .......................     4,025,899
                                                                  ------------
            TOTAL INVESTMENTS  -  103.1% .......................   117,931,851
               (Cost $88,119,792)

            Other Assets and Liabilities (Net)  -  (3.1)% ......    (3,499,703)
                                                                  ------------
            NET ASSETS  -  100.0% (5,629,803 shares outstanding)  $114,432,148
                                                                  ============

            NET ASSET VALUE,
               Offering and Redemption Price Per Share .........        $20.33
                                                                        ======

                                                                         Net Unrealized
                                                           Settlement    Appreciation/
                                                              Date       (Depreciation)
                                                              ----       --------------
                FORWARD FOREIGN EXCHANGE CONTRACTS
42,514,960 (a)  Deliver Japanese Yen in exchange for
                  USD 353,702 ............................. 04/01/99        $5,286
199,699 (b)     Deliver British Pound in exchange for
                  USD 324,271 ............................. 04/01/99        (1,897)
147,526 (b)     Deliver British Pound in exchange for
                  USD 238,475 ............................. 04/07/99          (432)
658,547 (c)     Deliver Euro Dollar in exchange for
                  USD 707,213 ............................. 04/01/99         3,743
848,047 (c)     Deliver Euro Dollar in exchange for
                  USD 917,332 ............................. 04/30/99        (1,149)
6,610,255 (d)   Deliver Norwegian Krone in exchange for
                  USD 847,882 ............................. 04/07/99         6,564
2,160,732 (d)   Deliver Norwegian Krone in exchange for
                  USD 279,338 ............................. 04/08/99           (79)

----------
(a) Principal amount denoted in Japanese Yen.
(b) Principal amount denoted in British Pounds.
(c) Principal amount denoted in Euro's.
(d) Principal amount denoted in Norwegian Krone.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR-American Depositary Receipt

                               % of
                              Market                    Market
Geographic Diversification    Value                     Value
--------------------------    -----                ------------
North America                  66.1%                $77,968,849
Europe                         25.8%                 30,462,433
Japan                           6.0%                  7,083,001
Asia/Pacific Rim                2.1%                  2,417,569
                              -----
                              100.0%               $117,931,851
                              =====                ============

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.


                        Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Portfolio Manager

James E. McKee
Secretary


                                  Distributor
                            Gabelli & Company, Inc.


                  Custodian, Transfer Agent and Dividend Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------